SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


  Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report: March 1, 2004

                                 HYDROFLO, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        North Carolina                  000-50355              56-2171767
        --------------                  ---------              ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
         incorporation)                                     Identification No.)

                     3721 Junction Blvd., Raleigh, NC 27603
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                    (Address of principal executive offices)

                                  919-772-9925
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Item 6. Resignation of Director

On March 1, 2004 the Company accepted the resignation of Thomas Barbee from the Board of Directors. Mr. Barbee will continue to serve as the Company's President

Also on March 1, 2004, Shane H. Traveller and Ross W. Smith were elected to fill vacancies on the Board of Directors. With the election of Messers. Traveller and Smith, the Company's Board of Directors is now majority comprised of independent directors. Biographical information for the new directors are as follows:

Shane Traveller brings an extensive background in service to public companies both as an independent auditor, then later as an officer and director. He is a licensed CPA and sits on the board of directors of two other public companies where he serves as chairman of the audit committee. From 1998 though 2001, Mr. Traveller served the Chief Financial Officer of Trimedyne, Inc., a NASDAQ NMS-listed medical device company. In 2001, he was named President and COO where he oversaw all operations, product development and manufacturing in addition to financial reporting, investor relations, and information systems for all aspects of the company. In 2002, Mr. Traveller left Trimednye to become President of Javelin Holdings, a management consulting and finance company, a position he still enjoys. With a company he co-founded prior to joining Trimedyne, Mr. Traveller established supply channels in Eastern Europe, negotiated a letter of intent and subsequent joint venture agreement with a Russian supplier, and oversaw the market release of five new products. He raised seed capital and set up the production facility, and internal accounting controls. As a consultant and independent auditor, Mr. Traveller has been closely involved in the development and implementation of internal controls, management of staff, preparation and filing of countless financial statements and SEC filings. He has led clients through IPO's and secondary offerings, private placements, mergers and acquisitions.

Ross W. Smith is a successful business professional that has started, owned, and operated several businesses in the past twenty years, ranging from printing and distribution to real estate holdings and investments. Through growth and management of various businesses, Mr. Smith has gained valuable experience in every aspect of successful business operations. Mr. Smith's accomplishments have included the startup and management of mini-storage facilities, acquisition and management of significant real estate holdings and a successful turnaround and sale of a previously faltering printing business.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

A) Financial Statements: N/A

B) Exhibits:

Exhibit No.          Document                                   Location
3.1                  Articles of Incorporation                  Previously Filed
3.2                  Bylaws                                     Previously Filed



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HYDROFLO, INC.



March 4, 2004           /s/ Dennis Mast
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Date                    Dennis Mast, Chief Executive Officer